United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:  June 14, 2011

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

600 La Terraza Boulevard, Escondido, California 92025-3873

(Address of principal executive offices)

(760) 741-2111
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events

On June 14, 2011, Realty Income Corporation (the “Company”) entered into a purchase agreement with Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters (the “Underwriters”), pursuant to which the Company agreed to issue and sell $150,000,000 aggregate principal amount of its 5 7/8% Senior Debentures due 2035.

The transaction closed on June 17, 2011.  Total net proceeds of the offering (after deducting the underwriting discount and other estimated expenses payable by the Company and excluding accrued interest from and including March 15, 2011 to but excluding June 17, 2011) will be approximately $140.1 million.  The Company will use the proceeds from the offering to fund a portion of its previously announced acquisition of up to 33 single-tenant, retail, distribution, office and manufacturing properties.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

1.1	Purchase Agreement, dated June 14, 2011, between the Underwriters and the Company.
4.1

Indenture, dated as of October 28, 1998, between the Company and The Bank of New York Trust Company, N.A., as successor trustee (filed as an exhibit to the Company’s Form 8-K, filed on October 28, 1998 and incorporated herein by reference).

4.2	5 7/8% Senior Debentures due 2035.
4.3

Officers’ Certificate pursuant to Sections 201, 301 and 303 of the Indenture dated October 28, 1998 between the Company and The Bank of New York Trust Company, N.A., as successor trustee, re-opening a series of securities entitled “5 7/8% Senior Debentures due 2035.”

5.1	Opinion of Venable LLP.
5.2	Opinion of Latham & Watkins LLP.
12.1	Calculation of Ratios of Earnings from Continuing Operations to Fixed Charges and Combined Fixed Charges and Preferred Stock Dividends.
23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1 hereto).
23.2	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.2 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2011	REALTY INCOME CORPORATION

	By:	/s/ MICHAEL R. PFEIFFER
Michael R. Pfeiffer
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Purchase Agreement, dated June 14, 2011, between the Underwriters and the Company.
4.1

Indenture, dated as of October 28, 1998, between the Company and The Bank of New York Trust Company, N.A., as successor trustee (filed as an exhibit to the Company’s Form 8-K, filed on October 28, 1998 and incorporated herein by reference).

4.2	5 7/8% Senior Debentures due 2035.
4.3

Officers’ Certificate pursuant to Sections 201, 301 and 303 of the Indenture dated October 28, 1998 between the Company and The Bank of New York Trust Company, N.A., as successor trustee, re-opening a series of securities entitled “5 7/8% Senior Debentures due 2035.”

5.1	Opinion of Venable LLP.
5.2	Opinion of Latham & Watkins LLP.
12.1	Calculation of Ratios of Earnings from Continuing Operations to Fixed Charges and Combined Fixed Charges and Preferred Stock Dividends.
23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1 hereto).
23.2	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.2 hereto).